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                                                               Exhibit 99(g)(2)

                                  AMENDMENT TO
                 GLOBAL CUSTODY AND FUND ACCOUNTING AGREEMENT

THIS AMENDMENT is made as of May 1, 2006, by and between JPMorgan Chase Bank, N.A., JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) and the entities who are currently parties to the Global Custody and Fund Accounting Agreement, in place for the investment companies in the JPMorgan fund complex (as listed below) (the "Agreement").

      WHEREAS, the parties hereto wish to amend the Agreement, to reflect the addition of a new party, JPMorgan Insurance Trust, to the Agreement.

      NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

2. As of the date of the Amendment, Schedules A is replaced with New Schedule A so that each portfolio of JPMorgan Insurance Trust will become a Customer under the Agreement.

3. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

4. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

     *          *          *          *          *          *



                                       1
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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                         JPMORGAN CHASE BANK, N.A.
                         By:
                         Name:
                         Title:

                         JPMORGAN INSTITUTIONAL TRUST
                         JPMORGAN TRUST I
                         JPMORGAN TRUST II
                         J.P. MORGAN MUTUAL FUND GROUP
                         J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                         J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                         J.P. MORGAN SERIES TRUST II
                         J.P. MORGAN FLEMING SERIES TRUST
                         UNDISCOVERED MANAGERS FUNDS
                         UM INVESTMENT TRUST
                         UM INVESTMENT TRUST II
                         JPMORGAN INSURANCE TRUST

                         By:
                         Name:
                         Title:



                                       2
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                                  SCHEDULE A

    List of Entities Covered by the Custody and Fund Accounting Agreement
                          (Amended as of May 1, 2006)

JPMORGAN TRUST I

JPMorgan Emerging Markets Debt Fund
JPMorgan Bond Fund
JPMorgan Global Strategic Income Fund (to be renamed JPMorgan Strategic Income
   Fund as of 5/19/06)
JPMorgan Short Term Bond Fund
JPMorgan Enhanced Income Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New Jersey Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Intrepid International Fund
JPMorgan Global Healthcare Fund
JPMorgan Market Neutral Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Asia Equity Fund
JPMorgan Intrepid European Fund
JPMorgan International Growth Fund (beginning March 21, 2005)
JPMorgan International Small Cap Equity Fund
JPMorgan Japan Fund
JPMorgan International Equity Fund
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Capital Growth Fund (custody only until March 21, 2005)
JPMorgan Dynamic Small Cap Fund
JPMorgan Growth and Income Fund (custody only until March 21, 2005)
JPMorgan Mid Cap Equity Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund

                                       A-1
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JPMorgan Value Advantage Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund (to be renamed
JPMorgan Intrepid Multi Cap Fund as of 4/10/06)
JPMorgan Intrepid Value Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund
JPMorgan Tax Aware International Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Real Return Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan Micro Cap Fund
JPMorgan Intrepid Long/Short Fund
JPMorgan Strategic Small Cap Value Fund

UNDISCOVERED MANAGERS FUNDS
Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

J.P. MORGAN MUTUAL FUND GROUP
JPMorgan Short Term Bond Fund II

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMorgan Mid Cap Value Fund

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
JPMorgan Growth Advantage Fund

UM INVESTMENT TRUST
Undiscovered Managers Multi-Strategy Fund

                                       A-2
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UM INVESTMENT TRUST II
Undiscovered Managers Spinnaker Fund

J.P. MORGAN SERIES TRUST II
JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

JPMORGAN INSTITUTIONAL TRUST
JPMorgan Ultra Short-Term Bond Trust
JPMorgan Short-Term Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Core Bond Trust
JPMorgan Equity Index Trust

JPMORGAN TRUST II
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
JPMorgan International Equity Index Fund
JPMorgan Technology Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Real Estate Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund

                                       A-3
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JPMorgan Short Duration Bond Fund
JPMorgan Ultra Short Term Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Term  Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
JPMorgan Insurance Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
JPMorgan Insurance Trust Large Cap Growth Portfolio

                                       A-4
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                         JPMORGAN TRUST I
                         JPMORGAN TRUST II
                         UNDISCOVERED MANAGERS FUNDS
                         J.P. MORGAN MUTUAL FUND GROUP
                         J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                         J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                         UM INVESTMENT TRUST
                         UM INVESTMENT TRUST II
                         J.P. MORGAN SERIES TRUST II
                         J.P. MORGAN FLEMING SERIES TRUST
                         JPMORGAN INSTITUTIONAL TRUST
                         JPMORGAN INSURANCE TRUST

                         BY:
                         Name:
                         Title:
                         Date:

                         JPMORGAN CHASE BANK, N.A.

                         BY:
                         Name:
                         Title:
                         Date:

                                       A-5